MERCURY U.S. GOVERNMENT SECURITIES FUND OF
                            THE ASSET PROGRAM, INC.

                   Supplement dated November 5, 2001 to the
                         Prospectus dated June 1, 2001

     The section in the Prospectus of Mercury U.S. Government Securities Fund of The Asset Program, Inc. captioned "About the Portfolio Manager" is amended as follows:

     The following biography of Frank Viola is inserted below the heading. Mr. Viola and Teresa L. Giacino are primarily responsible for the day-to-day management of the Fund. The section is retitled "About the Portfolio Management Team."

          Frank Viola is a Director of Merrill Lynch Investment Managers, L.P. and has been a Portfolio Manager thereof since 1997. Mr. Viola was the Treasurer of Merrill Lynch Bank & Trust from 1996 to 1997 and a Vice President of Merrill Lynch Capital Markets from 1993 to 1996.



















CODE:  MF-19096-0601ALL